Commitments and Contingencies	12 Months Ended
Dec. 31, 2014
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies

8. Commitments and Contingencies

Operating Leases

In March 2014, the Company entered into an operating lease for approximately 29,933 square feet of office and research space in Newton, Massachusetts. The Company uses the leased premises as its corporate headquarters and for research and development purposes. The lease was amended on December 31, 2014 by extending the lease term of the lease from November 30, 2021 to approximately September 30, 2022. The Amendment provides for the expansion of the premises leased by the Company by approximately 16,234 square feet, and provides the Company with the rights of first offer to lease approximately 27,701 square feet of additional space. The Company may extend the lease term for one additional five year period. The Company has agreed to pay pro rata increases in operating expenses and property taxes. The Company is recording rent expense on a straight-line basis through the end of the lease term, inclusive of the period in which there are no scheduled rent payments. The Company has recorded deferred rent on the consolidated balance sheet at December 31, 2014, accordingly. The lease provides the Company with an allowance for improvements of $1,616 of which $1,048 was incurred through December 31, 2014, was deemed normal tenant improvements and recorded as a leasehold improvement and deferred rent, and will be recorded as a reduction to rent expense ratably over the lease term. The Company has provided a security deposit in the form of a cash-collateralized letter of credit in the amount of $400, which amount may be reduced to $200 in January 2018. The amount is classified as restricted cash on the consolidated balance sheet.

In November 2014, the Company signed a five-year operating lease agreement in Munich, Germany for approximately 3,681 square feet of office space. The lease is for the period starting February 2015 through January 2020. Pursuant to the lease agreement, the Company is obligated to make aggregate rent payments of €374, (approximately $455) through January 31, 2020. The Company is recording rent expense on a straight-line basis through the end of the lease term, inclusive of the period in which there are no scheduled rent payments.

As of December 31, 2014, the minimum future rent payments under the lease agreements are as follows (in thousands):

2015	$784
2016	1,338
2017	1,412
2018	1,435
2019	1,458
Thereafter	3,894

Total future minimum lease payments	$10,321

The Company recorded rent expense totaling $520, $174, and $127 for the years ended December 31, 2014, 2013, and 2012, respectively.

Research Agreements

In July 2011 and September 2013, the Company entered into research agreements in which the Company received payments upon the achievement of certain milestones. The agreements require the Company to pay royalties on product sales, up to a predetermined maximum. The Company must also pay a royalty on any sublicense income, up to a predetermined maximum. No royalties or sublicense payments have been made to date.

Litigation

From time to time the Company may face legal claims or actions in the normal course of business. The Company is not currently a party to any litigation and, accordingly, does not have amounts recorded for any litigation-related matters.